Exhibit 99.1



                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS


The following unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 give effect to the sale of U. S. Steel's coal mining assets, the acquisition of substantially all of National's assets, including certain effects of the new labor agreement with the USWA, as it relates to National's employees (as described in the notes to these unaudited pro forma condensed combined statements of operations) and the associated financing incurred by U. S. Steel to complete the acquisition as if these transactions had occurred on January 1, 2002.

The acquisition of substantially all of National's assets was accounted for as a purchase business combination.

The unaudited pro forma condensed combined statements of operations have been developed from (a) the unaudited consolidated statement of operations of U. S. Steel for the nine months ended September 30, 2003 and the audited consolidated statement of operations of U. S. Steel for the year ended December 31, 2002, and
(b) the unaudited consolidated statement of operations of National for the year-to-date period ended May 20, 2003 and the audited consolidated statement of operations of National for the year ended December 31, 2002.

The pro forma financial information herein is based on available information and certain assumptions that management believes are reasonable and which are described in the accompanying notes. In the opinion of management, all adjustments have been made to these financial statements to fairly present the unaudited pro forma condensed combined statements of operations. The unaudited pro forma condensed combined statements of operations are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of U. S. Steel would have been had these transactions occurred on the dates assumed, nor is it necessarily indicative of future consolidated results of operations or financial position. A number of factors may affect U. S. Steel's results. The unaudited pro forma condensed combined statements of operations should be read in conjunction with the separate historical consolidated financial statements and accompanying notes of U. S. Steel and National.

                                                       U. S. Steel
                            Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2003
                                      (Dollars in millions except per share data)



                                          Adjustments                          Adjustments
                             U. S. Steel  For Sale of   Adjusted    National       To      Adjusted  Pro Forma  U. S. Steel
                              Historical  Coal Mining  U. S. Steel Historical   National   National Adjustments  Pro Forma
                                           Assets (1)                 (2)          (3)       (4)        (5)
-------------------------------------------------------------------------------------------------------------------------
Revenues and other income       $ 6,777     $(112)(a)     $6,667     $1,031      $ (2)     $1,029     $(23)(d)     $7,673
                                                2 (b)
Costs and expenses:

  Cost of revenues
    (excludes items below)        6,566       (97)(a)      6,471         992      (67)        925      (23)(d)      7,389
                                                2 (b)                                                   16 (e)
  Selling, general and
    administrative expenses         590         -            590          53      (12)         41        2 (e)        633
  Depreciation, depletion
    and amortization                317         -            317          64        -          64      (48)(f)        333
  Pension curtailment                 -         -              -         106     (106)          -        -              -
                                -----------------------------------------------------------------------------------------
Total costs and expenses          7,473       (95)         7,378       1,215     (185)      1,030      (53)         8,355

Income (loss) from operations
  before reorganization items      (696)      (15)          (711)       (184)     183          (1)      30           (682)
Reorganization items                  -         -              -          11      (11)          -        -              -
Net interest and other
  financial costs                   106         -            106           5       (5)          -       17(g)         123
                                -----------------------------------------------------------------------------------------
Income (loss) before
  income taxes                     (802)      (15)          (817)       (200)     199          (1)      13           (805)
Income tax provision (benefit)     (418)       (5)(c)       (423)          4       (4)          -        5(h)        (418)
                                -----------------------------------------------------------------------------------------
Income (loss) from
  continuing operations            (384)      (10)          (394)       (204)     203          (1)       8           (387)


Dividends on 7% Series B
  Mandatory Convertible
  Preferred Shares                   11         -             11           -        -           -        2 (i)         13
                                -----------------------------------------------------------------------------------------
Income (loss) from
  continuing operations
  applicable to common stock      $(395)     $(10)         $(405)      $(204)    $203         $(1)      $6          $(400)
                                -----------------------------------------------------------------------------------------

Income (loss) from continuing
  operations per share
  -Basic and diluted             $(3.84)                                                                           $(3.88)


Weighted average shares
  outstanding, in thousands
  - Basic and diluted           103,096                                                                           103,096
-------------------------------------------------------------------------------------------------------------------------

See Notes to Unaudited proforma condensed statement of operations.

                                                       U. S. Steel
                             Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2002
                                       (Dollars in millions except per share data)



                                          Adjustments                          Adjustments
                             U. S. Steel  For Sale of   Adjusted    National       To      Adjusted  Pro Forma  U. S. Steel
                              Historical  Coal Mining  U. S. Steel Historical   National   National Adjustments  Pro Forma
                                           Assets (1)                 (2)          (3)       (4)        (5)
--------------------------------------------------------------------------------------------------------------------------
Revenues and other income       $ 7,054    $ (202)(a)     $6,856      $2,623     $(21)     $2,602      $(64)(d)     $9,394
                                                4 (b)
Costs and expenses:

  Cost of revenues
   (excludes items below)         6,158      (157)(a)      6,005       2,476     (142)      2,334       (64)(d)      8,316
                                                4 (b)                                                    41 (e)
  Selling, general and
    administrative expenses         418        (2)(a)        416         117       (6)        111         6 (e)        533

  Depreciation, depletion
    and amortization                350        (2)(a)        348         161        -         161      (119)(f)        390

                                ------------------------------------------------------------------------------------------
 Total costs and expenses         6,926      (157)         6,769       2,754     (148)      2,606      (136)         9,239

Income (loss) from operations
  before reorganization items       128       (41)            87        (131)     127          (4)       72            155

Reorganization items                  -         -              -          51      (51)          -         -             -
Net interest and other
  financial costs                   115         -            115          25      (24)          1        45(g)         161
                                ------------------------------------------------------------------------------------------
Income (loss) before
  income taxes                       13       (41)           (28)       (207)     202          (5)       27             (6)
Income tax provision (benefit)      (48)      (14)(c)        (62)        (58)      56          (2)        9 (h)        (55)
                                ------------------------------------------------------------------------------------------
Income (loss) from
  continuing operations              61       (27)            34        (149)     146          (3)       18             49

Dividends on 7% Series B
  Mandatory Convertible
  Preferred Shares                    -         -              -           -        -           -        18 (i)         18
                                ------------------------------------------------------------------------------------------
Income (loss) from
  continuing operations
  applicable to common stock        $61      $(27)           $34       $(149)     $146        $(3)       $-            $31
                                ------------------------------------------------------------------------------------------
Income (loss) from continuing
  operations per share
  -Basic                          $0.62                                                                              $0.32
  -Diluted                        $0.62                                                                              $0.32

Weighted average shares
  outstanding, in thousands
  - Basic                        97,426                                                                             97,426
  - Diluted                      97,428                                                                             97,428
--------------------------------------------------------------------------------------------------------------------------

See Notes to Unaudited proforma condensed statement of operations.


                                   U. S. STEEL
                          NOTES TO PRO FORMA CONDENSED
                            STATEMENTS OF OPERATIONS
                              (DOLLARS IN MILLIONS)


 (1) Column reflects the adjustments for the sale of U. S. Steel's coal mining assets on June 30, 2003. The sale does not meet the criteria for presentation as a discontinued operation.

      (a) Reflects adjustment to remove revenues, cost of revenues, selling, general and administrative expenses, depreciation, depletion and amortization and the gain on disposal of assets related to the coal mining sale.

      (b) Reflects adjustment to reflect U. S. Steel's intercompany revenue and cost of revenues related to the coal mining assets, which were historically eliminated in consolidation.

      (c) Reflects the income tax effects of the adjustments made at the statutory rate of 35%.

 (2) Column reflects a condensed historical statement of operations of National and was derived from National's unaudited debtor-in-possession consolidated statement of operations for the year-to-date period ended May 20, 2003, or the audited debtor-in-possession consolidated statement of operations for the year ended December 31, 2002. National's net sales, equity income of affiliates, other items, and net gain on the disposal of non-core assets and other related activities have been reclassified to revenues and other income to conform with U. S. Steel's presentation.

 (3) Column reflects the elimination of revenues and other income and expenses associated with assets not purchased and liabilities not assumed from National. The following is a description of the significant adjustments reflected in this column:

    * The adjustments to cost of revenues and selling, general and administrative expenses primarily reflect the elimination of historical expenses related to pension and other postretirement benefits (OPEB) as a result of U. S. Steel not assuming any pension or OPEB liabilities under National's existing employee benefit plans or union contracts. In addition, the adjustments to cost of revenues include $7 million for the nine months ended September 30, 2003 and $13 million for the year ended December 31, 2002 related to costs associated to assets not purchased by
      U. S. Steel in the acquisition.

    * The adjustment to reorganization items reflects the removal of expenses related directly to National's bankruptcy proceedings and expenses incurred related to debtor-in-possession and other long-term agreements that are not being assumed by U. S. Steel in the acquisition.

                                   U. S. STEEL
                          NOTES TO PRO FORMA CONDENSED
                            STATEMENTS OF OPERATIONS
                              (DOLLARS IN MILLIONS)

    * The adjustment to interest expense reflects the removal of interest expense associated with debt obligations of National not assumed by
      U. S. Steel in the acquisition.

    * The adjustment to income tax provision (benefit) reflects an adjustment to achieve a 35% statutory tax rate on the pre-tax income reflected in the Adjusted National column.

 (4) Column reflects the revenues and expenses related to the assets acquired and liabilities assumed from National.

 (5) Column reflects pro forma adjustments associated with the acquisition of substantially all of National's assets and the associated financing arrangements, as follows:


      (d) Reflects the elimination of revenues and cost of revenues for transactions between U. S. Steel and National that would be eliminated in consolidation.

      (e) Reflects the annual pension and OPEB expense associated with National's represented and non-represented employees. The amounts relating to employees represented by the USWA have been calculated based on the benefits offered under the new labor contract, which includes the workforce reduction under the Transition Assistance Program. U. S. Steel is not reflecting any wage savings related to the new labor agreement.

      (f) Reflects adjustments to reduce the historical depreciation, depletion and amortization recorded by National to reflect the reduced value of the property, plant and equipment and the value assigned to intangible assets that was recorded on U. S. Steel's books. The weighted average useful life of the property, plant and equipment and the intangible assets acquired is approximately 14 years and 6 years, respectively.

      (g) Reflects interest expense and other financial costs associated with the financing of the acquisition of substantially all of National's assets as follows:


                                   U. S. STEEL
                          NOTES TO PRO FORMA CONDENSED
                            STATEMENTS OF OPERATIONS
                              (DOLLARS IN MILLIONS)

                                     Nine months ended  Year ended
                                       September 30,    December 31,
                                           2003            2002
                                       -----------      -----------
               Interest on $450 of
               9.75% Senior Notes
               due 2010............        $16(a)          $44


               Amortization of
               deferred financing costs
               associated with the
               9.75% Senior Notes..          1               1
                                       -----------      -----------

               Pro forma adjustment
               for interest and other
               financial costs.....        $17             $45

               (a) Nine-month interest of $33 million reduced by $17 million recorded in U. S. Steel historical financial statements during the period from May 20, 2003


      (h) Reflects the income tax effects of the pro forma adjustments presented in this column at the statutory tax rate of 35%.

      (i) Reflects an adjustment for dividends on the 5 million 7.00% Series B Mandatory Convertible Preferred Shares (liquidation preference $50/share) issued in February 2003, as if they had been issued on January 1, 2002.